UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  August 15, 2005 (August 9, 2005)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                        (b)        On August 9, 2005, Joanne M. O'Sullivan, Vice President and Controller, gave notice to the Company that she has resigned her position effective September 9, 2005.

                        (c)        On August 11, 2005, the Executive Committee of the Board of Directors of the Company appointed Donna Costello to the position of Vice President and Controller effective August 15, 2005.  Ms. Costello, age 32, has been the Controller and Chief Financial Officer of the Chromalloy Industrial Turbine Services division of Chromalloy Gas Turbine Corporation, a wholly-owned subsidiary of the Company, since 2002.  Prior thereto, Ms. Costello was Audit Manager in the accounting firm of Arthur Andersen LLP from 1993 to 2002.  Ms. Costello is a certified public accountant, and a member of the AICPA and New York State Society of Certified Public Accountants.

                                    There are no family relationships between Ms. Costello and any of the Company's directors or officers.  There have been no transactions of series of similar transactions of the type required to be described under Section 404(a) of Regulation S-K between the Company (including its subsidiaries) and Ms. Costello that have taken place since January 1, 2004.  At this time there is no employment agreement between the Company and Ms. Costello.

            A copy of the press release announcing Ms. Costello's election is attached as Exhibit 99.1 to this Current Report.

Item 9.01        Financial Statements and Exhibits

(c)        Exhibits.  The following exhibits are filed herewith and incorporated herein by reference:

                        99.1     Press release of Registrant dated August 15, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By /s/ Norman E. Alexander

                                                                              Norman E. Alexander

                                                                              Executive Chairman

Dated:  August 15, 2005